Exhibit 99.2

BlueLinx Quarterly Review 4th Quarter 2013

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Slide 2 BlueLinx Holdings Inc.  Forward - Looking Statement Safe Harbor - This presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All of these forward - looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain . Forward - looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward - looking statements . These risks and uncertainties may include, among other things : changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market ; general economic and business conditions in the United States ; the activities of competitors ; changes in significant operating expenses ; changes in the availability of capital ; the ability to identify acquisition opportunities and effectively and cost - efficiently integrate acquisitions ; adverse weather patterns or conditions ; acts of war or terrorist activities ; variations in the performance of the financial markets ; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 - K for the fiscal year ended December 29 , 2012 , and in our other periodic reports filed with the SEC . In addition, the statements in this presentation are made as of February 20 , 2014 . We undertake no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date subsequent to February 20 , 2014 . Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures . This non - GAAP adjusted financial information is provided as additional information for investors . These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future . These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business . The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

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Slide 3 Executive Summary ▪ Fourth quarter 2013 sales were $486.3 million, an increase of 10.4% over the 2012 fourth quarter – Sales were positively impacted by $19.2 million or 4.4% due to extra week ▪ Same center sales adjusted for the extra week were up $50.4 million in the quarter ▪ Adjusted EBITDA loss for the fourth quarter of 2013 was $1.0 million, an improvement of $0.4 million over the fourth quarter of 2012 – Considering extra week, Adjusted EBITDA improved by $1.5 million ▪ Gross margin at 11.2% compares favorably to full year margin of 10.6% ▪ Results include a pre - tax gain of $ 1 . 3 million, or $ 0 . 02 per diluted share related to the sale of the Company’s Sioux Falls distribution center ▪ Excess availability of $45.8 million was negatively impacted by accounts payable late in the year – Impact was short term – Availability as of February 8, 2014 has increased to $59.2 million ▪ End markets continue to improve with single family housing starts up 11% in the fourth quarter

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Slide 4 Doug Goforth Chief Financial Officer and Treasurer Quarterly Review

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Slide 5 Quarterly Revenue Revenues ($ in millions) 270.9 333.5 320.6 196.1 233.5 276.5 243.2 215.1 249.1 274.9 4Q '12 1Q '13 2Q '13 3Q '13 4Q '13 Variance Analysis $23.1 $16.3 $6.6 Specialty Unit Volume 9.2% YOY $46.0 or 10.4% Structural Unit Volume 8.3% Price/Other $46.0 44% 56% 4Q ‘12 4Q ‘13 56% 44% Vs. Year Ago ▪ Revenue up 10.4% ▪ Same center revenue up 16.7% ▪ Specialty sales up 10.4% ▪ Structural sales up 9.7% ▪ Specialty / Structural product mix flat year - over - year % by Product Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. $604.6 $558.0 $486.3 $440.3 $503.2

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Slide 6 Cash Flows BXC generated $30.9 million in operating cash flow for the quarter Unaudited (in millions) $12.5 $30.9 ($74.3) ($39.9) Quarter Year 2012 2013 Q412 Q413 2012 2013 Net cash (used in) provided by operating activities 12.5 30.9 (74.3) (39.9) Net cash (used in) provided by investing activities 0.3 1.4 16.4 5.5 Net cash provided by (used in) financing activities (15.4) (34.1) 58.2 34.3 Increase (decrease) in cash (2.7) (1.9) 0.3 (0.2) Cash balance, beginning of period 7.9 6.9 4.9 5.2 Cash balance, end of period 5.2$ 5.0$ 5.2$ 5.0$

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Debt

BlueLinx

Debt $ in millions

	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	March 30, 2013	June 29, 2013	September 28, 2013	January 4, 2014
Revolving Credit Facilities	$ 177.7	$ 206.7	$ 185.2	$ 171.5	$ 242.4	$ 300.0	$ 239.5	$ 211.2
Mortgage	236.1	235.5	234.9	206.0	205.3	201.8	198.4	186.9
TOTAL DEBT (GAAP)	$ 413.8	$ 442.2	$ 420.1	$ 377.4	$ 447.7	$ 501.8	$ 437.9	$ 398.1
Less: Cash and Cash Equivalents	(5.9)	(5.2)	(7.9)	(5.2)	(5.3)	(8.4)	(6.9)	(5.0)
Mortgage LCR Trap	(7.3)	(10.0)	(25.6)	-	(3.0)	(2.8)	(9.0)	-
Net Debt (Non-GAAP)	$ 400.6	$ 427.0	$ 386.6	$ 372.2	$ 439.4	$ 490.6	$ 422.0	$ 393.1
Excess Availability	$ 121.9	$ 105.4	$ 112.1	$ 88.0	$ 125.5	$ 93.0	$ 92.5	$ 45.8
Minimum Required	$ 43.7	$ 45.6	$ 43.2	$ 38.2	$ 45.4	$ 47.8	$ 40.5	$ 31.8

U.S. Revolver

- $44.5 million excess availability as of January 4, 2014
- LIBOR plus 3.50% as of January 4, 2014
- $447.5 million facility with additional $75 million uncommitted accordion facility
  - Matures April 15, 2016

Canadian Revolver

- $1.3 million excess availability as of January 4, 2014
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures the earlier of August 12, 2016 or the maturity of the U.S. Revolver

Mortgage (10 Year Term @ 6.35%)

- Matures July 2016
- Remaining real estate under the 2006 mortgage appraised at approximately $340 million in June 2006 with a book value of $86.6 million as of January 4, 2014.
- LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
- Principal
  - 2014 $9.1 million; 2015 $2.7 million; 2016 $175.1 million

Slide 7

Slide 8 Cash Cycle TTM Cash Cycle days at 60, down one day sequentially and up 2 days compared to the prior year quarter Cash Cycle Days (in days) 49 53 53 52 52 (25) (28) (26) (26) (25) 34 36 36 35 33 -40 -20 0 20 40 60 80 100 4Q '12 1Q '13 2Q '13 3Q 13 4Q 13 58 60 63 61 61 Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average be ginning and ending balance. The days calculations use calendar days. Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6

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Slide 9 Mitch Lewis Chief Executive Officer

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Slide 10 End - Use Market Outlook ▪ Builder confidence is consistent with a rapidly improving residential construction market ▪ Improving housing market; annual projections for total starts of 1.1 million and 1.3 million in 2014 and 2015 respectively ▪ Residential improvement expenditures expected to increase with growth averaging 4% - 5% in 2014 and 2015 – increased existing home sales – aging housing stock – “fix up” rather than “move up” (source: Forest Economic Advisors) Improving View of End - Use Markets Expenditures on US Residential Improvements Billion $2009 85 95 105 115 125 135 09 10 11 12 13 14 15 Source: Forest Economic Advisors US Housing Million Units (SAAR) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 09 10 11 12 13 14 15 Single Multi Mobile Source: Census Bureau , Forest Economic Advisors 0 10 20 30 40 50 60 70 80 90 100 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Source: NAHB/Wells Fargo Housing Market Index, Census Bureau , Forest Economic Advisors NAHB Builder Confidence Index Thousands of Single-Family Housing Starts Builder Confidence Points to Higher Housing Starts

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Slide 11 Gross Margin and Revenue Mix Analysis Products Gross Margin Analysis 4Q12 1Q13 2Q13 3Q13 4Q13 4Q13 Variance from Year Ago Qtr Structural Products Warehouse 10.8% 10.6% 4.6% 9.1% 10.1% (0.7%) Direct 3.5% 2.6% 3.1% 3.4% 3.5% 0.0% Reload 4.2% 4.9% 1.5% 2.9% 4.7% 0.5% Total 8.9% 8.7% 4.0% 7.3% 8.2% (0.7%) Specialty Products Warehouse 15.6% 15.7% 15.7% 14.0% 14.9% (0.7%) Direct 7.2% 7.5% 7.8% 7.3% 8.2% 1.0% Reload 7.8% 7.8% 7.5% 8.0% 8.4% 0.6% Total 13.3% 13.0% 13.4% 12.2% 13.0% (0.3%) Total 11.8% 11.2% 9.1% 11.2% 11.2% (0.6%) Revenue Channel Mix Analysis 4Q12 1Q13 2Q13 3Q13 4Q13 4Q13 Variance from Year Ago Qtr Total Products Warehouse 72.3% 69.9% 71.0% 71.5% 70.2% (2.1%) Direct 19.7% 20.8% 18.2% 18.0% 19.4% (0.3%) Reload 8.0% 9.3% 10.8% 10.5% 10.4% 2.4% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

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Adjusted EBITDA

BlueLinx

Positive Adjusted EBITDA in 4th Quarter and 2nd Half of 2013

Adjusted EBITDA Improves $1.5 million for Qtr and $5.1 million for 2nd half of 2013



2012
2013
$7.3
$2.2
0.1
($1.4)
Quarter
2nd Half Year

Adjusted for 53rd week of 2013

Same Center Sales $ in millions [1]

	4Q 2012	4Q 2013	% Inc(Dec)	Second Half 2012	Second Half 2013	% Inc(Dec)
Total Net Sales	$ 440.3	$ 486.3	10.4%	$ 937.1	$ 1,044.3	11.4%
Less: Closed Center	23.6	-	(100.0%)	51.4	22.4	(56.4%)
Same Center	$ 416.7	$ 486.3	16.7%	$ 885.7	$ 1,021.9	15.4%
Less week of December 29, 2013	-	19.2	nmf	-	19.2	nmf
Comparable 13/52-week vs. 13/52-week	$ 416.7	$ 467.1	12.1%	$ 885.7	$ 1,002.7	13.2%

Adjusted EBITDA $ in millions [1]

	4Q 2012	4Q 2013	$ Inc(Dec)	Second Half 2012	Second Half 2013	$ Inc(Dec)
GAAP net loss	$ (11.4)	$ (2.5)	$ 8.9	$ (8.3)	$ (5.7)	$ 2.6
Adjustments:						
Depreciation and amortization	2.0	2.6	0.6	4.1	4.7	0.6
Interest expense	6.8	7.0	0.2	14.1	13.9	(0.1)
Provision for (benefit from) income taxes	0.0	(8.3)	(8.3)	(0.0)	(8.9)	(8.9)
(income) loss from closed distribution centers	0.7	-	(0.7)	0.3	1.9	1.6
Gain from sale of certain properties	(0.2)	(1.3)	(1.1)	(9.4)	(5.0)	4.4
Gain from property insurance settlement	-	-	-	-	-	-
Stock Compensation (excluding restructuring)	0.7	0.4	(0.3)	1.4	1.3	(0.0)
Restructuring and severance related costs	-	1.2	1.2	-	3.9	3.9
Adjusted EBITDA Same Center	$ (1.4)	$ (1.0)	$ 0.4	$ 2.2	$ 6.2	$ 4.0
Add back loss week of December 29, 2013	-	1.1	1.1	-	1.1	1.1
Comparable 13/52-week vs. 13/52-week	$ (1.4)	$ 0.1	$ 1.5	$ 2.2	$ 7.3	$ 5.1
% Same Center	(0.3%)	(0.2%)		0.2%	0.6%	
% Comparable 13/52-week vs. 13/52-week	(0.3%)	0.0%		0.2%	0.7%	

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*

Slide 12

Slide 13 Key Initial Activities Key Emphasis Early in the Year ▪ Assessing existing capital structure ▪ Anticipated end market recoveries ▪ Additional liquidity for potential expanding working capital needs ▪ Gross margin expansion ▪ Driving data oriented decisions regarding pricing ▪ Establishing effective price assessment tools ▪ Focus on mix enhancement throughout organization ▪ Improving operational efficiencies ▪ Assessing organization to provide a more consistent approach to operation and logistics ▪ Routing and facility optimization to improve variable cost structure Initial view is there is tremendous opportunity at BlueLinx to leverage our infrastructure and scale for improved operational profitability

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Slide 14 Appendix TOPIC PAGE Profit and Loss Statement by Quarter 15 Same Center Sales and Adjusted EBITDA by Quarter 16 Revenue and Unit Volume by Quarter 17 Gross Margin by Quarter 18 Operating Expense by Quarter 19 Structural Product Price Trends 20 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted Net Loss 21 Reconciliation of GAAP Debt to Non - GAAP Net Debt 22 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted EBITDA 23 Reconciliation of GAAP to Non - GAAP Comparable 13/52 week 24

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Profit & Loss Statement by Quarter

BlueLinx

Profit & Loss Statement $ in millions [1], except per share amounts	2012				2013				2011	2012	2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4			
Sales	$ 453.7	$ 517.0	$ 496.8	$ 440.3	$ 503.2	$ 604.6	$ 558.0	$ 486.3	$ 1,755.4	$ 1,907.8	$ 2,152.1
Cost of Goods Sold	399.5	453.8	436.3	388.2	446.7	549.5	495.5	432.0	1,545.3	1,677.8	1,923.7
Gross Profit	54.2	63.2	60.5	52.1	56.5	55.1	62.5	54.3	210.1	230.0	228.4
Gross Margin %	*12.0%*	*12.2%*	*12.2%*	*11.8%*	*11.2%*	*9.1%*	*11.2%*	*11.2%*	*12.0%*	*12.1%*	*10.6%*
Operating Expenses											
SG&A	56.1	57.1	48.1	54.6	59.4	68.5	57.3	55.5	207.8	215.9	240.7
D&A	2.2	2.2	2.1	2.0	2.2	2.2	2.1	2.6	10.6	8.5	9.1
Total Operating Expenses	58.3	59.3	50.2	56.6	61.6	70.7	59.4	58.1	218.4	224.4	249.8
Operating Income	(4.1)	3.9	10.3	(4.5)	(5.1)	(15.6)	3.1	(3.8)	(8.3)	5.6	(21.4)
Interest Expense	6.8	7.3	7.3	6.8	7.2	6.9	6.9	7.0	30.6	28.2	28.0
Changes associated with the ineffective interest rate swap	-	-	-	-	-	-	-	-	(1.8)	-	-
Other Expense/(Income)	(0.1)	0.1	-	-	0.1	0.1	-	-	0.5	-	0.2
Income before Tax	(10.8)	(3.5)	3.0	(11.3)	(12.4)	(22.6)	(3.8)	(10.8)	(37.6)	(22.6)	(49.6)
Tax Expense/(Benefit)	0.2	0.2	(0.1)	0.1	0.2	(0.3)	(0.6)	(8.3)	1.0	0.4	(9.0)
Net Income/(Loss)	$ (11.0)	$ (3.7)	$ 3.1	$ (11.4)	$ (12.6)	$ (22.3)	$ (3.2)	$ (2.5)	$ (38.6)	$ (23.0)	$ (40.6)
Diluted EPS	$ (0.17)	$ (0.06)	$ 0.05	$ (0.17)	$ (0.19)	$ (0.27)	$ (0.04)	$ (0.03)	$ (0.82)	$ (0.35)	$ (0.51)

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*


BlueLinx
7326
MACK

Slide 15

Slide 16 Same Center Sales and Adjusted EBITDA Same Center Sales $ in millions (1) 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Total Net Sales $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 558.0 $ 486.3 $ 1,907.8 $ 2,152.1 Less: Closed Center 23.4 29.9 27.8 23.6 29.5 33.7 22.4 - 104.7 85.6 Same Center $ 430.3 $ 487.1 $ 469.0 $ 416.7 $ 473.7 $ 570.9 $ 535.6 $ 486.3 $ 1,803.1 $ 2,066.5 Less week of December 29, 2013 - - - - - - - 19.2 - 19.2 Comparable 13/52-week vs. 13/52-week $ 430.3 $ 487.1 $ 469.0 $ 416.7 $ 473.7 $ 570.9 $ 535.6 $ 467.1 $ 1,803.1 $ 2,047.2 Adjusted EBITDA $ in millions (1) 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP net loss (11.0)$ (3.7)$ 3.1$ (11.4)$ (12.6)$ (22.3)$ (3.2)$ (2.5)$ (23.0)$ (40.6)$ Adjustments: Depreciation and amortization 2.3 2.2 2.1 2.0 2.2 2.2 2.1 2.6 8.6 9.1 Interest expense 6.8 7.3 7.3 6.8 7.2 6.9 6.9 7.0 28.2 28.0 Provision for (benefit from) income taxes 0.2 0.2 (0.1) 0.0 0.2 (0.3) (0.6) (8.3) 0.3 (9.0) (income) loss from closed distribution centers (0.2) (0.6) (0.4) 0.7 0.2 1.6 1.9 - (0.5) 3.7 Gain from sale of certain properties (0.6) 0.0 (9.2) (0.2) (0.2) - (3.7) (1.3) (9.9) (5.2) Gain from property insurance settlement - (0.5) - - - - - - (0.5) - Stock Compensation (excluding restructuring) 0.7 0.7 0.7 0.7 0.8 1.1 1.0 0.4 2.8 3.2 Restructuring and severance related costs - - - - 0.9 7.3 2.8 1.2 - 12.1 Adjusted EBITDA Same Center (1.8)$ 5.7$ 3.5$ (1.4)$ (1.4)$ (3.5)$ 7.2$ (1.0)$ 6.0$ 1.3$ Add back loss week of December 29, 2013 - - - - - - - 1.1 - 1.1 Comparable 13/52-week vs. 13/52-week (1.8)$ 5.7$ 3.5$ (1.4)$ (1.4)$ (3.5)$ 7.2$ 0.1$ 6.0$ 2.4$ % Same Center (0.4%) 1.2% 0.8% (0.3%) (0.3%) (0.6%) 1.3% (0.2%) 0.3% 0.1% % Comparable 13/52-week vs. 13/52-week (0.4%) 1.2% 0.8% (0.3%) (0.3%) (0.6%) 1.3% 0.0% 0.3% 0.1% 2012 2013 2012 2013 (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

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Slide 17 Revenue and Unit Volume by Quarter Sales $ in millions 2011 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Specialty $ 268.1 $ 307.9 $ 288.9 $ 249.1 $ 270.9 $ 333.5 $ 320.6 $ 274.9 $ 1,068.2 $ 1,114.0 $ 1,199.9 Structural 182.9 215.7 211.4 196.1 233.5 276.5 243.2 215.1 704.9 806.1 968.3 Other (1) 2.7 (6.6) (3.5) (4.8) (1.2) (5.4) (5.8) (3.7) (17.7) (12.3) (16.1) Total $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 558.0 $ 486.3 $ 1,755.4 $ 1,907.8 $ 2,152.1 (1) Includes cash discounts, service revenue, Canadian conversion, and accruals. Mix Specialty 59.4% 58.8% 57.7% 56.0% 53.7% 54.7% 56.9% 56.1% 60.2% 58.0% 55.3% Structural 40.6% 41.2% 42.3% 44.0% 46.3% 45.3% 43.1% 43.9% 39.8% 42.0% 44.7% 20132012 2011 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Specialty 12.4% (2.3%) (1.0%) 5.4% 1.5% 7.4% 10.2% 9.2% 7.4% 2.9% 7.1% Structural 9.4% 0.4% (3.3%) (0.8%) 4.5% 12.6% 14.2% 8.3% (15.1%) 1.4% 10.1% Total 11.2% (1.3%) (1.9%) 2.9% 2.7% 9.5% 11.9% 8.8% (2.8%) 2.3% 8.4% Unit Volume Change 2012 2013

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Slide 18 Gross Margin by Quarter Gross Margin $ in millions 2011 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Specialty $ 33.7 $ 41.1 $ 38.1 $ 33.0 $ 35.3 $ 44.6 $ 39.0 $ 35.7 $ 137.3 $ 145.9 $ 154.6 Structural 18.0 20.4 21.0 17.5 20.3 11.1 17.8 17.7 64.8 76.9 66.9 Other 2.5 1.7 1.4 1.6 0.9 (0.5) 5.7 0.9 8.1 7.2 7.0 Total $ 54.2 $ 63.2 $ 60.5 $ 52.1 $ 56.5 $ 55.2 $ 62.5 $ 54.3 $ 210.2 $ 230.0 $ 228.5 Gross Margin %'s Specialty 12.6% 13.3% 13.2% 13.3% 13.0% 13.4% 12.2% 13.0% 12.9% 13.1% 12.9% Structural 9.9% 9.5% 9.9% 8.9% 8.7% 4.0% 7.3% 8.2% 9.2% 9.5% 6.9% Other n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.0% 12.2% 12.2% 11.8% 11.2% 9.1% 11.2% 11.2% 12.0% 12.1% 10.6% 20132012

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Slide 19 Operating Expense by Quarter Operating Expense (1) $ in millions 2011 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Payroll & related $38.5 $38.3 $37.2 $37.3 $38.5 $38.2 $37.1 $35.9 $149.3 $151.3 $149.7 General maintenance 5.2 5.5 5.6 5.4 5.6 6.1 5.7 5.6 21.4 21.7 $23.0 Fuel 4.1 4.1 3.6 3.6 3.3 3.8 3.6 3.4 15.8 15.4 $14.1 Depreciation and amortization 2.3 2.2 2.1 2.0 2.2 2.2 2.1 2.6 10.5 8.6 $9.1 Gain on sale of assets (0.7) (0.5) (9.2) (1.0) (0.3) (0.3) (4.4) (1.8) (13.2) (11.4) ($6.8) All Other (2) 8.9 9.7 11.0 9.4 12.3 20.7 15.3 12.4 34.6 39.0 $60.7 Total (3) $58.3 $59.3 $50.3 $56.7 $61.6 $70.7 $59.4 $58.1 $218.4 $224.6 $249.8 % of Total Sales 12.9% 11.5% 10.1% 12.9% 12.2% 11.7% 10.6% 11.9% 12.4% 11.8% 11.6% (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. (2) Q3 '13 includes $2.8 million in non-recurring restructuring costs; Q2 '13 includes $7.3 million in non-recurring restructuring costs. (3) Q4 '13 includes $3.3 million in expenses due to one additional operating week in the fiscal period 20132012

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Structural Products Price Trend

Plywood Price Trend 2008-2013 YTD
Southern Sheathing 15/32" 4 Ply. West Zone


$450
$400
$350
$300
$250
$200
$150
$100
($/msf - 3/8")
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4

Oriented Strand Board Price Trend 2008 - 2013 YTD
Oriented Strand Board 7/16" North Central Zone


$450
$400
$350
$300
$250
$200
$150
$100
($/msf - 3/8")
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4

Lumber Price Trend 2008 - 2013 YTD
Western SPF 2x4 #2 & Btr


$450
$400
$350
$300
$250
$200
$150
$100
($/mbf)
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4

Source: Data from Random Lengths Publications, Inc., updated as of January 3, 2014

Slide 20

Slide 21 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted Loss BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net Loss to Adjusted Net Loss in thousands January 4, December 29, January 4, December 29, 2014 2012 2014 2012 (unaudited) (unaudited) (unaudited) (unaudited) GAAP net loss (2,457)$ (11,370)$ (40,618)$ (23,027)$ Loss (income) from closed distribution centers - 706 3,689 (489) Gain from sale of certain properties (1,311) (204) (5,220) (9,885) Gain from property insurance settlement - - - (476) Restructuring and severance related costs 1,167 - 12,123 - Benefit from income taxes related to non-operating pension adjustments (8,004) - (8,726) - Tax effect of selected charges 56 (193) (4,088) 4,188 Valuation allowance 4,151 4,366 19,155 8,738 Adjusted net loss (6,398)$ (6,695)$ (23,685)$ (20,951)$ Quarters Ended Years Ended

21

Slide 22 Reconciliation of GAAP Debt to Non - GAAP Net Debt BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions December 29, 2012 January 4, 2014 (unaudited) (unaudited) Revolving Credit Facilities $ 171.5 $ 211.2 Mortgage 206.0 186.9 TOTAL DEBT (GAAP) $ 377.4 $ 398.1 Less: Cash and Cash Equivalents (5.2) (5.0) Mortgage LCR Trap - - Net Debt (Non-GAAP) $ 372.2 $ 393.1 Excess Availability $ 88.0 $ 45.8 Minimum Required $ 38.2 $ 31.8

22

Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

BlueLinx

BlueLinx Holdings Inc.
Unaudited Reconciliation of GAAP Net loss to Non-GAAP Adjusted EBITDA
in thousands

	Quarters Ended				Year Ended
	March 30, 2013 (unaudited)	June 29, 2013 (unaudited)	September 28, 2013 (unaudited)	January 4, 2014 (unaudited)	January 4, 2014 (unaudited)
GAAP net loss	$ (12,649)	$ (22,306)	$ (3,206)	$ (2,457)	$ (40,618)
Adjustments:					
Depreciation and amortization	2,173	2,229	2,144	2,571	9,117
Interest expense	7,192	6,916	6,918	6,998	28,024
Provision for (benefit from) income taxes	213	(292)	(636)	(8,297)	(9,013)
Loss from closed distribution centers	212	1,578	1,898	-	3,689
Gain from sale of certain properties	(230)	-	(3,679)	(1,311)	(5,220)
Gain from property insurance settlement	-	-	-	-	-
Stock compensation (excluding restructuring)	824	1,055	987	356	3,222
Restructuring and severance related costs	889	7,309	2,758	1,167	12,123
Adjusted EBITDA Same Center	$ (1,376)	$ (3,511)	$ 7,184	$ (973)	$ 1,324
Add back EBITDA loss week of December 29, 2013	-	-	-	1,081	1,081
Comparable 13/52-week vs. 13/52-week	$ (1,376)	$ (3,511)	$ 7,184	$ 108	$ 2,405
Percentage Same Center	(0.3%)	(0.6%)	1.3%	(0.2%)	0.1%
Percentage Comparable 13/52-week vs. 13/52-week	(0.3%)	(0.6%)	1.3%	0.0%	0.1%

	Quarters Ended				Year Ended
	March 31, 2012 (unaudited)	June 30, 2012 (unaudited)	September 29, 2012 (unaudited)	December 29, 2012 (unaudited)	December 29, 2012 (unaudited)
GAAP net loss	$ (11,019)	$ (3,706)	$ 3,068	$ (11,370)	$ (23,027)
Adjustments:					
Depreciation and amortization	2,260	2,187	2,106	2,012	8,565
Interest expense	6,782	7,325	7,294	6,756	28,157
Provision for (benefit from) income taxes	205	197	(77)	61	386
(Income) loss from closed distribution centers	(242)	(574)	(379)	706	(489)
Gain from sale of certain properties	(578)	48	(9,151)	(204)	(9,885)
Gain from property insurance settlement	-	(476)	-	-	(476)
Stock compensation (excluding restructuring)	743	677	677	700	2,797
Restructuring and severance related costs	-	-	-	-	-
Adjusted EBITDA Same Center	$ (1,849)	$ 5,678	$ 3,538	$ (1,339)	$ 6,028
Add back EBITDA loss week of December 29, 2013	-	-	-	-	-
Comparable 13/52-week vs. 13/52-week	$ (1,849)	$ 5,678	$ 3,538	$ (1,339)	$ 6,028
Percentage Same Center	(0.4%)	1.2%	0.8%	(0.3%)	0.3%
Percentage Comparable 13/52-week vs. 13/52-week	(0.4%)	1.2%	0.8%	(0.3%)	0.3%

Slide 23

Reconciliation of GAAP to Non-GAAP Comparable 13/52 Week

BlueLinx

BlueLinx Holdings Inc.
Unaudited Comparable 13/52 Week vs. 13/52 Week Periods Ended
in thousands

	For the 13-Week and 13-Week Periods Ended Quarters Ended		For the 52-Week and 52-Week Periods Ended Years Ended	
	January 4, 2014 (unaudited)	December 29, 2012 (unaudited)	January 4, 2014 (unaudited)	December 29, 2012 (unaudited)
Net Sales	$ 486,275	$ 440,298	$ 2,151,972	$ 1,907,842
Less: Closed Center	-	23,624	85,578	104,716
Same Center	486,275	416,674	2,066,394	1,803,126
Less week of December 29, 2013 (1)	19,219	-	19,219	-
Comparable 13/52-week vs. 13/52-week	$ 467,056	$ 416,674	$ 2,047,175	$ 1,803,126
Actual year-over-year percentage increase	10.4%		12.8%	
Same Center year-over-year percentage increase	16.7%		14.6%	
Comparable year-over-year percentage increase	12.1%		13.5%	
Gross profit	$ 54,348	$ 52,119	$ 228,483	$ 230,070
Less: Closed Center	-	2,782	6,294	13,144
Same Center	54,348	49,337	222,189	216,926
Less week of December 29, 2013 (1)	2,087	-	2,087	-
Comparable 13/52-week vs. 13/52-week	$ 52,261	$ 49,337	$ 220,102	$ 216,926
Total operating expenses	$ 58,054	$ 56,650	$ 249,784	$ 224,561
Less: Closed Center	-	3,488	9,983	12,655
Same Center	58,054	53,162	239,801	211,906
Less week of December 29, 2013 (2)	3,345	-	3,345	-
Comparable 13/52-week vs. 13/52-week	$ 54,709	$ 53,162	$ 236,456	$ 211,906
Percentage comparable sales	11.7%	12.8%	11.6%	11.8%
Operating (loss) income	$ (3,706)	$ (4,531)	$ (21,301)	$ 5,509
Add back loss from Closed Center	-	706	3,689	(489)
Same Center	(3,706)	(3,825)	(17,612)	5,020
Add back loss week of December 29, 2013	1,258	-	1,258	-
Comparable 13/52-week vs. 13/52-week	$ (2,448)	$ (3,825)	$ (16,354)	$ 5,020

(1) Based on actual shipments for week ending January 4, 2014.
(2) Estimate based on actual December 2013 run-rate.

Slide 24

Slide 25 www.BlueLinxco.com